UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 13, 2020 (April 10, 2020)
____________________
RED ROBIN GOURMET BURGERS, INC.
(Exact name of registrant as specified in its charter)
Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
6312 S. Fiddler’s Green Circle, Suite 200N
Greenwood Village, Colorado 80111
(Address of principal executive offices) (zip code)
(303) 846-6000
(Registrant’s telephone number, including area code)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RRGB	NASDAQ (Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.          Entry into a Material Definitive Agreement
On April 10, 2020, Red Robin Gourmet Burgers, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Rights Agreement (the “Rights Agreement”), dated as of June 4, 2019, by and between the Company and American Stock Transfer & Trust Company, LLC, as rights agent.  Capitalized terms used herein but not otherwise defined shall be ascribed the meanings given to such terms in the Rights Agreement.

The Amendment accelerates the expiration of the Rights from close of business on June 2, 2020 to close of business on April 13, 2020, and has the effect of terminating the Rights Agreement on that date. At such time, all of the Rights distributed to the holders of the Company’s common stock pursuant to the Rights Agreement will expire.

The foregoing is a summary of the terms of the Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 4.1 and is incorporated herein by reference.

Item 1.02.          Termination of a Material Definitive Agreement
The information set forth under Item 1.01 is incorporated herein by reference.

Item 3.03.          Material Modification to Rights of Security Holders
The information set forth under Item 1.01 is incorporated herein by reference.

Item 8.01.          Other Events
On April 8, 2020, the Company disclosed in its proxy statement filed on Schedule 14A that as of March 30, 2020, of the 1,290,182 shares authorized under the Company’s current 2017 Performance Incentive Plan, there were approximately 769,155 shares remaining available for issuance.

As of April 13, 2020, as a result of equity grants made pursuant to the Company’s 2017 Performance Incentive Plan, of the 1,290,182 shares authorized under the Plan, there were approximately 273,242 shares remaining available for issuance.

The following provides information regarding our shares remaining available for issuance and shares subject to outstanding awards under all existing equity compensation plans as of April 13, 2020:

Total number of stock options outstanding[1]	487,485
Weighted-average exercise price of stock options outstanding	$36.26
Weighted-average remaining term of stock options outstanding	7.52 years
Total number of full value awards outstanding[2]	967,549
Shares remaining available for issuance under the 2017 Performance Incentive Plan[3]	273,242

1 No stock appreciation rights were outstanding as of April 13, 2020.
2 Includes 645,670 shares underlying outstanding unvested performance share units (PSUs), and 321,879 shares underlying outstanding unvested restricted stock unit awards. The number of outstanding unvested PSUs assumes payout at maximum performance.
3 Assumes PSU awards are paid at maximum performance and excludes shares available for grant under the Company’s Employee Stock Purchase Plan (ESPP).

Item 9.01.          Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

4.1	Amendment No. 1 to Rights Agreement, dated as of April 10, 2020, by and between Red Robin Gourmet Burgers, Inc. and American Stock Transfer & Trust Company, LLC, as rights agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED ROBIN GOURMET BURGERS, INC.

By:	/s/ Michael L. Kaplan
Name:	Michael L. Kaplan
Title:	Executive Vice President & Chief Legal Officer

DATE: April 13, 2020